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                                EXHIBIT (8)(d)(2)

                         Amended Exhibit A and Exhibit B
                           To Participation Agreement

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                                     AMENDED
                             EXHIBIT A AND EXHIBIT B
                           EFFECTIVE December 1, 2003

                    ACCOUNT(S), POLICY(IES) AND PORTFOLIO(S)
                     SUBJECT TO THE PARTICIPATION AGREEMENT

Account        Separate Account VA A
               Retirement Builder Variable Annuity Account
               Separate Account VA I
               Separate Account VA F
               Separate Account VA Q
               Separate Account VA S
               Separate Account VA P

Policies       The Atlas Portfolio Builder Variable Annuity
               Retirement Income Builder Variable Annuity
               Portfolio Select Variable Annuity
               Principal-Plus Variable Annuity
               Premier Asset Builder Variable Annuity
               Flexible Premium Variable Annuity - B
               Flexible Premium Variable Annuity - D
               Flexible Premium Variable Annuity - A

Portfolios     Federated American Leaders Fund II
               Federated High Income Bond Fund II
               Federated Prime Money Fund II
               Federated Quality Bond Fund II
               Federated Equity Income Fund II
               Federated American Leaders Fund II - Service Shares
               Federated Capital Appreciation Fund II - Service Shares
               Federated Kaufman Fund II - Service Shares
               Federated Capital Income Fund II

TRANSAMERICA LIFE INSURANCE                 FEDERATED INSURANCE SERIES
COMPANY

By its authorized officer,                  By its authorized officer,

By: /s/ John K. Carter                      By:  /s/ J. Christopher Donahue
   ---------------------------                  --------------------------------

Name: John K. Carter                        Name:  J. Christopher Donahue
     -------------------------                    ------------------------------

Title: Assistant Secretary                  Title: CEO
      ------------------------                    ------------------------------

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FEDERATED SECURITIES CORP.
By its authorized officer,

By: /s/ John B. Fisher
   ----------------------------

Name: John B. Fisher
     --------------------------

Title: President
      -------------------------

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